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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): NOVEMBER 7, 2007

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          NEVADA                      000-52180               20-4748589
          ------                      ---------               ----------
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)          Identification No.)


            804 ESTATES DRIVE
                SUITE 100
           APTOS, CALIFORNIA                                     95003
           -----------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
                                 --------------


                                      N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 7, 2007, Smoky Market Foods, Inc. (the "Company") entered into a Binding Term Sheet for Purchase Agreement (the "Agreement") with Ron Barone, an individual ("Seller") relating to the purchase of the 29 East Main Cafe, located at 29 East Main Street, Los Gatos, California 95030 (the "Restaurant") by the Company from Seller. Pursuant to the terms of the Agreement, the Company has agreed to purchase all rights to the equipment, leasehold improvements, and existing lease of the Restaurant, including a minimum five-year option extension, for an aggregate purchase price of $150,000. The Agreement contemplates that the Company and the Seller will subsequently enter into a more comprehensive purchase agreement incorporating the terms of the Agreement.

         Under the Agreement, the purchase price is to be paid in the form of cash and restricted stock as follows: $5,000 in cash paid upon execution of the Agreement; $40,000 in cash to be paid within 60 days from the date of the Agreement; $25,000 in cash to be paid within 30 days following the opening by the Company of a Smoky Market Foods restaurant on the site of the Restaurant, but not later than 120 days form the date of the Agreement; and $80,000 to be paid by the issuance of 228,571 shares of common stock (the "Shares") upon closing under the definitive agreement. In connection with the issuance of the Shares, the Company has granted Seller a "put" under which Seller can require the Company to repurchase the Shares for a price of $80,000, plus interest, if the market value of the Shares is less than $80,000 at the expiration of a twelve-month period.

         The Seller has agreed to provide certain consulting services to the Company for a period of twelve months following the date of the definitive agreement.

         The description of the Agreement set forth above is summary in nature and omits certain detailed terms set forth in the underlying document. The summary set forth above is qualified by the terms and conditions of the definitive document as filed herewith.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         INFORMATION ON SECURITIES SOLD. The information provided under Item
1.01 above is incorporated herein by this reference.

         EXEMPTION FROM REGISTRATION CLAIMED. The Shares will be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), based upon the following: (a) the Seller confirmed to us that he is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) Seller was provided with certain disclosure materials and all other information requested with respect to the Company; (d) Seller acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act and state securities laws or exempt from registration under the Securities Act and state securities laws; and (e) the Company intends to place restrictive legends on certificates representing the "Shares"; and (f) the Company intends to file a Form D with respect to the transaction.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  10.1     Binding Term Sheet for Purchase Agreement








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated:  November 16, 2007            By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit Number             Exhibit
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10.1                       Binding Term Sheet for Purchase Agreement















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